                                                                    EXHIBIT 10.1

                              CONVERSION AGREEMENT
                           AND PLAN OF REORGANIZATION
                           --------------------------


     THIS CONVERSION AGREEMENT AND PLAN OF REORGANIZATION is made and entered into this 30th day of May, 1997, by and among New Peapod, Inc., a Delaware corporation ("NPI"), Peapod LP, an Illinois limited partnership ("PLP"), Peapod, Inc., a Delaware corporation ("OPI"), and ELI-Pod, Inc. ("ELI-Pod").


                                    RECITALS
                                    --------

     WHEREAS, the parties believe that it is in the best interests of PLP to conduct its business in the future as a corporation; and

     WHEREAS, the parties desire to effect such incorporation by converting PLP into a corporation through a combination of tax-free reorganizations under
Section 368(a)(1)(C) of the Code, tax-free unit transfers under Section 351 of the Code, and the subsequent dissolution of PLP; and

     WHEREAS, OPI is the sole general partner of PLP and possesses the authority under the Partnership Agreement to cause all of PLP's limited partners to transfer their Units to NPI for purposes of the Conversion; and

     WHEREAS, as an integral part of each Reorganization, OPI and ELI-Pod will each distribute the Stock it receives and liquidate after the First Closing.

     NOW THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties agree as follows:


                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------


     For purposes of this Agreement, the following terms shall have the following meanings:

          (a) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (b) "Conversion" shall mean the integrated series of transactions by which the entire business of PLP is transferred to NPI as a result of NPI acquiring all of the outstanding Units in exchange for Stock.

          (c) "First Closing" shall mean the closing of the transfer of the Units held by OPI, ELI-Pod, and the other Transferors in exchange for Stock as contemplated by this Agreement.

          (d) "IPO" shall mean the initial public offering pursuant to which NPI will offer, through underwriters, shares of its Stock to the public subsequent to, and in reliance on, the Conversion.

          (e) "Partnership Act" shall mean the Illinois Uniform Revised Limited Partnership Act.

          (f) "Partnership Agreement" shall mean the Agreement of Limited Partnership of Peapod LP, executed as of the 14th day of May, 1992, as amended.

          (g) "Reorganization" shall mean the transactions in which (i) OPI transfers substantially all of its properties to NPI solely in exchange for Stock and (ii) ELI-Pod transfers substantially all of its properties to NPI solely in exchange for Stock.

          (h) "Second Closing" shall mean the closing of the transfer of the business of PLP to NPI.

          (i) "Stock" shall mean voting common stock, $.01 par value, with associated preferred stock purchase rights to purchase 1/100 of a share of Series A Junior Participating Preferred Stock, par value $.001 per share, of NPI.

          (j) "Transferors" shall mean OPI, ELI-Pod, and all other limited partners of PLP.

          (k) "Transferred Property" shall mean all of the Units owned by OPI.

          (l) "Units" shall mean a partner's equity interest in PLP, as defined in the Partnership Agreement.


                                   ARTICLE II
                                   ----------

                                THE TRANSACTION
                                ---------------


     2.1  First Closing Exchanges.  At the First Closing:

          (a) OPI hereby agrees to transfer, assign and deliver to NPI the Transferred Property, which will constitute substantially all of the property of OPI now and on the date of the First Closing, free and clear of all liens, claims, security interests or restrictions on transfer, solely in exchange for one share of Stock for each Unit transferred to NPI. NPI shall not assume and shall not be liable or responsible for any debt, liability or obligation of OPI, whether known or unknown, including any obligations with respect to OPI's outstanding options, warrants, or similar interests, and whether or not related to the Transferred Property.

          (b) ELI-Pod hereby agrees to transfer, assign and deliver to NPI all its Units, which will constitute substantially all of the property of ELI-Pod now and on the date of the First Closing, free and clear of all liens, claims, security interests or restrictions on transfer, solely in exchange for one share of Stock for each Unit transferred to NPI. NPI shall not assume and shall not be liable or responsible for any debt, liability or obligation of ELI-Pod, whether known or unknown, including any obligations with respect to ELI-Pod's outstanding options, warrants, or similar interests, if any, and whether or not related to the Units it holds.

          (c) Immediately prior to the transfers set forth in Section 2.1(a) hereof, OPI, in its capacity as the sole general partner of PLP, and pursuant to the authority granted it under Section 13.11 of the Partnership Agreement, hereby agrees, on behalf of itself and the Transferors, to cause to be transferred, assigned and delivered to NPI, all of the Units owned of record by the limited partners of PLP on the date of the First Closing, solely in exchange for one share of Stock for each Unit transferred to NPI.

          (d) NPI hereby agrees to issue and deliver to the Transferors one share of Stock for each Unit transferred to NPI. Such Stock shall, upon receipt respectively of the consideration described in Sections 2.1(a) and 2.1(b) and
(c) hereof, be fully-paid, validly-issued and non-assessable. The shares of Stock shall be registered in the respective names of the exchanging Unit holders or such names as shall be designated by such parties.

     2.2 Second Closing Transfers. At the Second Closing, the entire business then conducted by PLP shall be assigned, transferred and delivered to NPI, pursuant to Section 8 of the Partnership Act and such instruments of conveyance and assumption as PLP and NPI deem appropriate, all as more fully described in
Article IV hereof.

     2.3 OPI and ELI-Pod Distributions. After the First Closing, each of OPI and ELI-Pod shall distribute the Stock received in the Reorganization, as well as its other properties, as a part of, and pursuant to, this plan of reorganization. Such distribution may be in one distribution, or in a series of distributions, all of which shall be in liquidation of the respective entities.

                                  ARTICLE III
                                  -----------

                                PLP DISSOLUTION
                                ---------------

     3.1 PLP Asset Transfers. PLP shall transfer to NPI all of its properties, business and assets of every kind and description to the extent assignable, whether real, personal, or mixed, whether tangible or intangible, and wherever located, as they shall exist at the Second Closing. Such transfers shall include, but shall not be limited to:

          (a) all cash, cash equivalents and investments.

          (b) all accounts and notes receivable.

          (c) all prepaid expenses.

          (d) all other tangible and intangible property used in the conduct of the business of PLP, including all property and equipment, all office furnishings, fixtures, supplies and leasehold improvements, all automobiles and other transportation equipment, all computer equipment, and all machinery and equipment.

          (e) all goodwill, technical and marketing information, new developments, inventions, ideas, know-how, trade secrets and documentation thereof.

          (f) all patents, trademarks, service marks, copyrights and trade names, and all applications (whether pending or in the process of preparation) and registrations therefor which are owned by PLP, and all trade secrets and know-how and all licenses with respect to any of the foregoing.

          (g) all software and documentation thereof (including all electronic data processing systems and program specifications, source codes, data, documentation and other materials) related to the business.

          (h) all customer files, collection and credit records, purchasing records, supplier lists, parts lists, advertising literature, vendor lists, and all rights or claims in or under customer and supplier contracts.

          (i) all rights, claims or entitlements arising from the conduct of the PLP business or which relate to or arise from or in connection with the transferred assets.

          (j) all rights under all oral and written retailer, sponsor, service, development, confidentiality, employment, license or other agreements related to the business of PLP.

          (k) all transferable governmental licenses, permits, approvals, registrations, certificates of occupancy and license and permit applications.

          (l) all documents and records related to the assets or the business of PLP.

          (m) all security deposits on leases to which PLP is a party.

          (n) all rights under all contracts to which PLP is a party which are not otherwise specified above.

     3.2 PLP Liabilities and Obligations. NPI shall assume, discharge and otherwise be responsible for all debts, obligations, responsibilities or liabilities of PLP arising at any time prior to the Second Closing, whether known or unknown, contingent or absolute, accrued or unaccrued, liquidated or unliquidated, or otherwise. Without limiting the generality of the foregoing, NPI shall assume and be liable for all:

          (a) Express or implied employment agreements and employment policies or procedures;

          (b) PLP contracts, whether express, implied, oral, informal or other;

          (c) Liabilities of PLP to creditors for accounts or notes payable and liabilities under capital leases;

          (d) Liabilities and obligations to current or former employees of PLP including, but not limited to, liabilities for accrued vacation pay, bonuses, sick leave and holiday pay, liabilities for accident, disability, health or workers' compensation insurance or benefits, obligations to employees for severance pay, if any, any liability or responsibility for maintenance or continuation of employee insurance following termination of employment, any liability or obligation under any pension, profit sharing or other employee benefit plan relating to employees of PLP and any liability or obligation of PLP for the payment of wages, salaries and benefits, pension contributions or profit sharing contributions;

          (e) Liabilities and obligations for taxes of any kind, including federal, state and local taxes, withholding taxes, duties and assessments, excise taxes, FICA contributions, or penalties or interest on any of the foregoing, whether or not accrued as of the Second Closing Date;

          (f) Liabilities, obligations or claims for damage or injury (real or alleged) to persons or property including, but not limited to, product liability and infringement claims arising from the business conducted by PLP prior to the date of the Second Closing; and

          (g) Liabilities and obligations with respect to litigation, if any, whether or not pending as of the date of the Second Closing.

     3.3  Personnel and Plans.

          (a) PLP and NPI agree that, effective as of the Second Closing, NPI shall employ each then employee of PLP, whether such employee is part time or full time and active or inactive, upon terms substantially similar to the terms enjoyed by such employee immediately prior to the Second Closing, provided that Section 3.3(a) does not confer any rights or remedies upon such employees, and NPI may terminate such employment at any time consistent with existing agreements which may be amended from time to time.

          (b) PLP and NPI agree that, effective as of the Second Closing, NPI shall be substituted for PLP as the employer under all Plans and any other plan or arrangement under which PLP provides or ever has provided current or deferred compensation or other benefits to its current or former employees, and NPI shall assume all of the rights, duties and obligations of the sponsoring employer under all such plans and arrangements. In accordance with the foregoing, PLP shall assume and be vested with all of the powers, duties, rights, privileges, discretions and obligations of PLP as the employer under the Plans. For all purposes of the Plans, PLP's transferred employees shall be deemed to be employed and to have been employed by NPI to the extent they were employed by PLP, and no break or interruption of employment or participation of an employee shall be deemed to have occurred by reason of the transfer of employees from PLP to NPI or by reason of the transfer of the Plans as set forth herein. The names of the Plans shall be changed to reflect the substitution of NPI for PLP as contemplated herein.

     3.4  PLP Options and Warrants.

          (a) At the Second Closing, each outstanding option and warrant to purchase Units (each, an "Option"), shall be assumed by NPI and shall constitute an option to acquire, on substantially the same terms and conditions as were applicable under such Option, including, without limitation, term, exercisability, vesting schedule, acceleration and termination provisions, the same number of shares of Stock, rounded down to the nearest whole share.

          (b) Employment with PLP shall be credited to the optionees for purposes of determining the number of NPI shares of Stock subject to exercise under converted Options after the Second Closing. None of the Options that are unvested at the Second Closing shall become vested as a result of the execution and delivery of this Agreement or the consummation of the Conversion.


                                   ARTICLE IV
                                   ----------

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------


     4.1 Representations and Warranties of OPI. OPI hereby represents and warrants to NPI that the statements contained in this Section 4.1 are correct and complete as of the date of this Agreement and will be correct and complete as of the date of the First Closing (as though made then and as though the date of the First Closing were substituted for the date of this Agreement throughout this Section 4.1). All such representations and warranties shall survive the First Closing.

          (a) Organization; Capitalization. OPI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. OPI is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required.

          (b) Authorization of Transaction. OPI has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, each of the stockholders and the board of directors of OPI has duly authorized the execution, delivery, and performance of this Agreement by OPI. This Agreement constitutes the valid and legally binding obligation of OPI, enforceable in accordance with its terms and conditions.

          (c) Title to Assets. OPI has good and marketable title to the Transferred Property, free and clear of all liens, claims, security interests or restrictions on transfer.

          (d) Tax Matters.  The properties to be transferred by OPI under
Section 2.1 hereof will constitute "substantially all" of the properties of OPI within the meaning of the Code and the rules promulgated thereunder.

     4.2 Representations and Warranties of ELI-Pod. ELI-Pod hereby represents and warrants to NPI that the statements contained in this Section 4.2 are correct and complete as of the date of this Agreement and will be correct and complete as of the date of the First Closing (as though made then and as though the date of the First Closing were substituted for the date of this Agreement throughout this Section 4.2). All such representations and warranties shall survive the First Closing.

          (a) Organization; Capitalization. ELI-Pod is a corporation duly organized, validly existing, and in good standing under the laws of the state of its incorporation. ELI-Pod is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required.

          (b) Authorization of Transaction. ELI-Pod has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, each of the stockholders and the board of directors of ELI-Pod has duly authorized the execution, delivery, and performance of this Agreement by ELI-Pod. This Agreement constitutes the valid and legally binding obligation of ELI-Pod, enforceable in accordance with its terms and conditions.

          (c) Title to Assets. ELI-Pod has good and marketable title to the Units it holds, free and clear of all liens, claims, security interests or restrictions on transfer.

          (d) Tax Matters.  The properties to be transferred by ELI-Pod under
Section 2.1 hereof will constitute "substantially all" of the properties of ELI-Pod within the meaning of the Code and the rules promulgated thereunder.

     4.3 Representations and Warranties of NPI. NPI hereby represents and warrants to PLP and OPI that the statements contained in this Section 4.3 are correct and complete as of the date of this Agreement and will be correct and complete as of the date of the First Closing (as though made then and as though the date of the First Closing were substituted for the date of this Agreement throughout this Section 4.3). All such representations and warranties shall survive the First Closing.

          (a) Organization; Capitalization. NPI is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware. NPI is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required.

          (b) Authorization of Transaction. NPI has full power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the board of directors of NPI has duly authorized the execution, delivery, and performance of this Agreement by NPI. This Agreement constitutes the valid and legally binding obligation of NPI, enforceable in accordance with its terms and conditions.

          (c) Stock. Upon consummation of the transactions contemplated hereby and the issuance and delivery of the certificates representing the shares of Stock as set forth in Article II above, such shares of Stock will be duly authorized, validly issued, fully paid, and non-assessable shares of Stock, will have been issued in compliance with all applicable state and federal securities laws, and will not have been issued in violation of any preemptive rights or rights of first refusal.

     4.4 Representations and Warranties of PLP. PLP represents and warrants to OPI and NPI that the statements contained in this Section 4.4 are correct and complete as of the date of this Agreement and will be correct and complete as of the date of the First Closing (as though made then and as though the date of the First Closing were substituted for the date of this Agreement throughout this
Section 4.4).

          (a) Organization. PLP is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Illinois. PLP is duly authorized to conduct business and is in good standing under the laws of each jurisdiction where such qualification is required.

          (b) Authorization of Transaction. PLP has full power and authority (including full limited partnership power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the general partner of PLP has duly authorized the execution, delivery, and performance of this Agreement by PLP. This Agreement constitutes the valid and legally binding obligation of PLP, enforceable in accordance with its terms and conditions.

                                   ARTICLE V
                                   ---------

                                   COVENANTS
                                   ---------


     5.1  Covenants of OPI.

          (a) Name Change. OPI shall deliver to NPI, at the First Closing, executed copies of Articles of Amendment to OPI's Articles of Incorporation, in form for filing and recording, changing the name of OPI to "Peapod Liquidating Corporation". OPI shall not, after the date of the First Closing, use the word "Peapod" or any variation thereof in connection with any business conducted or anticipated by PLP or NPI and shall discontinue all use of the name "Peapod" on or before December 31, 1998. Except as otherwise provided herein, NPI shall on and after the date of the First Closing own and possess, to the exclusion of OPI and PLP, all right, title and interest in the name "Peapod" and all other tradenames, trademarks and servicemarks used in the business of PLP.

          (b) Dissolution/No Compete. OPI anticipates that it will liquidate and dissolve as soon as conveniently possible, taking into account its need to develop and effect a program for dealing with its outstanding options and warrants. During the period prior to its dissolution, it shall not, directly or indirectly, promote, sell, or license, in any of the states in which PLP currently does business or anticipates doing business, any products or services which are similar to or in competition with those offered by PLP or NPI, nor shall it own, manage, operate, render advice to, or otherwise engage in any business competitive with the business conducted on and after the Second Closing by NPI. Except as and to the extent required by law, OPI shall not disclose or use any of NPI's trade secrets or other information deemed confidential by NPI.

          (c) Retained Liabilities. OPI shall timely pay and fully discharge any and all of its liabilities and obligations existing at the First Closing.

          (d) Records and Documents. Following the First Closing, OPI shall grant to NPI and its representatives full and complete access to, and the right to make copies of, those records and documents, possession of which is retained by OPI. If after the First Closing, OPI desires to dispose of such records, it shall first give NPI sixty days' written notice, during which period NPI shall have the right to take possession of such records without cost.

          (e) Further Assurances. From time to time, at NPI's request and without further consideration, OPI shall execute and deliver such documents, instruments or assurances, and take such other action as NPI may reasonably request to more effectively assign, convey and transfer any of the Transferred Property to NPI.

          (f) Transaction Reporting. OPI shall treat the exchanges described in Sections 2.1(a) and 2.1(d) hereof as a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Code, and shall report the transaction as such for purposes of all filings with Federal, state and local taxing authorities.

     5.2 Covenants of NPI. NPI shall treat the exchanges described in (i) Sections 2.1(a), 2.1(b), and 2.1(d) hereof as tax-free reorganizations within the meaning of Section 368(a)(1)(C) of the Code, (ii) Section 2.1(c) as a tax-free exchange within the meaning of Section 351 of the Code and shall report the exchanges as such for purposes of all filings with Federal, state and local taxing authorities.

     5.3  Covenants of PLP.

          (a) Conduct of Business. From the date hereof until the Second Closing, PLP shall use its best efforts to preserve, protect and maintain its business and shall operate its business consistent with prior practice and in the ordinary course of business.

          (b) Dissolution. At the Second Closing, PLP shall take all actions necessary or appropriate to effect its dissolution within the meaning of Section 8 of the Partnership Act.

          (c) Access. From the date hereof through the Second Closing, PLP shall give NPI and its representatives full and free access at all reasonable times to all the PLP properties, facilities, personnel, books, records and agreements as NPI may from time to time request.


                                   ARTICLE VI
                                   ----------

                                    CLOSING
                                    -------


     6.1 The Closing. Subject to the terms and conditions of this Agreement, the First Closing exchanges and the Second Closing transfers shall take place, in that order, on a date and time prior to the closing of the IPO agreed by the parties at the offices of Cowen, Crowley, Nord & Staub in Chicago, Illinois, or such other place as the parties may otherwise agree.

     6.2  Closing Deliveries.

          (a) At the First Closing, (i) OPI will deliver to NPI certificates representing all of the Units it holds, endorsed in blank or accompanied by duly executed assignment documents, (ii) OPI, in its capacity as the sole general partner of PLP, will cause PLP to deliver to NPI certificates representing all of the Units the Transferors hold, endorsed in blank or accompanied by duly executed assignment documents, (iii) ELI-Pod will deliver to NPI certificates representing all of the Units it holds, endorsed in blank or accompanied by duly executed assignment documents, and (iv) NPI will deliver to the Transferors stock certificates representing all of the Stock to be delivered hereunder.

          (b) At the Second Closing, (i) PLP will execute, acknowledge, and deliver to NPI an assignment and bill of sale and such other instruments of sale, transfer, conveyance, and assignment as NPI may reasonably request, and (ii) NPI will execute, acknowledge, and deliver to PLP an assumption agreement and such other instruments of assumption as PLP may reasonably request.


                                  ARTICLE VII
                                  -----------

                               GENERAL PROVISIONS
                               ------------------


     7.1 Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be deemed given if delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and facsimile numbers (or to such other addresses or facsimile numbers which such party shall designate in writing to the other party):

     If to NPI, PLP, or OPI, to:

          1033 University Place
          Evanston, Illinois 60201
          Attention: President
          Fax: (847) 492-0171

     Copies to:

          Cowen, Crowley, Nord & Staub
          55 W. Monroe Street
          Chicago, Illinois 60603
          Attention: Wilbert F. Crowley
          Facsimile: (312) 641-6959

     7.2 Entire Agreement. This Agreement (including the Exhibits and Schedules attached hereto), that certain Investors Agreement of even date herewith, and the other documents delivered at the First Closing and the Second Closing pursuant hereto, contain the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings (oral or written) between or among the parties with respect to such subject matter.

     7.3 Amendment; Waiver. This Agreement may not be modified, amended, supplemented, canceled, or discharged, except by written instrument executed by each of the parties hereto. No failure to exercise, and no delay in exercising, any right, power, or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power, or privilege hereunder preclude the exercise of any other right, power or privilege. No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties. No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts.

     7.4 Binding Effect; Assignment. The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns. Nothing expressed or implied herein shall be construed to give any other person any legal or equitable rights hereunder. Except as expressly provided herein, the rights and obligations of this Agreement may not be assigned by any of the parties hereto without the prior written consent of the other parties hereto.

     7.5 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

     7.6 Interpretation. When a reference is made in this Agreement to an article, section, paragraph, clause, schedule, or exhibit, such reference shall be deemed to be to this Agreement unless otherwise indicated. The headings contained herein and on the schedules are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement or the schedules. Whenever the words "include", "includes", or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Time shall be of the essence in this Agreement.

     7.7 Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Illinois without giving effect to any choice or conflict of law provision or rule (either of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois.

     7.8 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto, and their respective successors and permitted assigns.

     7.9 Stock Legend. Each Stock certificate and each certificate issued in exchange for or upon the transfer of any certificate of Stock, with the exception of such certificates which represent securities that have been registered and sold under the Securities Act of 1933, as amended, in connection with the IPO, shall be imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS UNLESS, IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY

     TO THE COMPANY, AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND STATE SECURITIES LAWS IS AVAILABLE."

                                 *     *     *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.


                              NEW PEAPOD, INC.,
                              a Delaware corporation


                              By:  /s/ Andrew B. Parkinson
                                   -----------------------
                                   Name: Andrew B. Parkinson
                                   Title: President


                              PEAPOD, INC.,
                              a Delaware corporation


                              By:  /s/ Andrew B. Parkinson
                                   -----------------------
                                   Name: Andrew B. Parkinson
                                   Title: President

                              PEAPOD LP,
                              an Illinois limited partnership

                                   Peapod, Inc.
                                   Its general partner


                                   By:  /s/ Andrew B. Parkinson
                                        -----------------------
                                        Name: Andrew B. Parkinson
                                        Title: President


                              ELI-POD, INC.


                              By:  /s/ Damon H. Ball
                                   -----------------
                                   Name: Damon H. Ball
                                   Title:

                                      -14-